Capital Markets Update
February 2010

 • Sixteen Year Record of Success
 – Top-Tier Returns to Shareholders
 – Strong Operator; Sophisticated Platform
 – S&P Small-Cap 600
 – Strong Corporate Governance
 • Disciplined Capital Deployment
 – Value Investor
 – Extensive Network & Deal Flow
 – Proven Success with Joint Ventures
 • High Quality Multifamily Portfolio
 – High Growth Sunbelt Region Focus
 – Young Portfolio
 – Two-Tier Market Strategy
 • Strong Balance Sheet
 – Capacity to Pursue Opportunities
 – Superior Ratios
 • Dividend Payout
 • Leverage
 • Fixed Charge
Talus Ranch, Phoenix, AZ
Providence at Brier Creek, Raleigh, NC
Strong Public Company Platform

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
2002
2003
2004
2005
2006
2007
2008
2009 YTD
Sector Mean
MAAC

Source: Green Street, December ’09 Update (with
growth rates adjusted by GS for estimated benefit
of revenue enhancing capex differences)
Seven+ Year Time Frame Inclusive of
Recovery/Strong Market Cycle and
Weakening Market Cycle
Same Store NOI Growth
Full Cycle Strategy
 • MAA began re-positioning its portfolio in
 2003; profile that is well positioned to
 compete favorably in ‘up’ cycles and holds
 up better in ‘down’ cycles
 • Over the last six years MAA’s operating
 platform has been strengthened through
 expanded asset management focus,
 commitment to new technologies and
 improved efficiencies
 • MAA’s average same-store NOI growth
 2002 - 2009 (thru Q3)
 – Out-performing the sector mean
 – Strong relative performance in both ‘up cycle’
 and more recent ‘down cycle’ market
 environment
 • Portfolio Strategy, Investment Disciplines
 and Operating Capabilities Drive Strong
 “Relative” Performance as compared to the
 apartment REIT sector
 • Based on total shareholder return, MAA is
 best performing apartment REIT over the
 past 10 years

National MSA Average	2.6%
MAA Market Average	3.1%
Employment Growth Projections 2011 - 2013
Annual Compounded Growth Rates
MAA in 7 of the top 10 projected “Echo Boom Household” Markets:
Dallas, Houston, Atlanta, Phoenix, Austin, South FL, Orlando.
MAA is heavily allocated (60%) to the “Top 25 Apt. REIT Markets,” as well as select high-growth secondary markets (40%) = Out Performance
Source: Economy.com
Focus on High Growth Region
• Strong pro-business environment
• Increasing port activity; jobs
• Access to less expensive labor
• Good transportation infrastructure
• Low business/living costs
• Positive demographic flows
• Positive migration, immigration flows
• Diversified employment base
 – Logistics
 – Manufacturing
 – Technology
 – Financial Industries
 – Health/Education
 – Global Trade
 – Leisure Travel
 – Military/Defense

Key Assumptions	2010 Forecast
FFO/Share	$3.45 - $3.65
AFFO/Share	$2.73 - $2.93
SS Revenue	(2%) - (3%)*
SS Expense	2% - 3%*
SS NOI	(5%) - (7%)
Avg. Interest	4.2%
MAA Acquisitions	$150MM
Fund II Acquisitions	$150MM
Annual Dividend	$2.46
*New cable program will require change in reporting of associated revenues and expenses (gross reporting instead of net);
adjusted for new reporting impact 2010 forecast is revenues
(1%) - 0%, expenses 7% - 8%.
Near-Term Outlook
 • Leasing will remain challenged
 over the next few quarters.
 • Focus remains on holding
 occupancy and aggressively
 managing expenses.
 • Pricing trends in 2009 will carry
 into 2010; stable re-pricing in
 2010 expected to set the stage
 for improvement in 2011.
 • New initiatives and fee programs
 combine to off-set some of the
 pricing pressure.
 • Expect to see positive
 momentum in revenues emerge
 late 2010.

Mid-America
Apartment Communities

New Completions
Absorption
Net Completions
Units, trailing 12 months
400,000
300,000
200,000
100,000
0
-100,000
-200,000
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

Recovery begins in late 2010 and outlook very strong thereafter
Source: Witten Advisors
Strong Long-Term Outlook
• Eventual recovery in employment trends will generate a rapid recovery in NOI
 – Pent-up demand; Significant growth of prime rental demographic
• New apartment starts are predicted to hit a post-WW II low
 – Lack of financing; Investment returns insufficient
• Single family home ownership likely to remain relatively constrained
 – Higher down-payments; Tighter credit; Higher mortgage interest rates
• Home ownership currently 67.5% of households
 – Peaked at 69.5%; May revert to more sustainable 30 year level of 64.5% or lower
 – Each 1% movement is 1.1 million households

2010
2011 - 2013
-0.6%
-0.5%
2.7%
3.1%
Top 25 REIT Markets
MAA Markets

 • 85% of the properties owned by the Apartment REIT Sector are concentrated in 25 markets
 • MAA’s markets are concentrated in the high growth Sunbelt region, including a large presence in many of these REIT “top 25” markets (60% of portfolio), as well as diversification in other high growth secondary markets throughout the region
 • MAA’s portfolio strategy puts the company in position to deliver superior performance during the coming recovery cycle
Source: Economy.com
Annual Employment Growth
MAA Positioned to Out-Perform

Forecast Cumulative Employment Growth 2010-2013

11.0%
9.0%
7.0%
5.0%
3.0%
1.0%
-1.0%
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
National
Large MAA Markets
Secondary MAA Markets
All MAA Markets
Top 25 REIT Markets

Source: Economy.com
MAA Positioned to Out-Perform

Montreal
Halifax
Boston
New York
North Atlantic
Phila.
Baltimore
Norfolk
Wilmington
Charleston
Savannah
Jacksonville
Central Atlantic
Mobile
New Orleans
Houston
Tampa
South Atlantic / Gulf
Miami
Asia

• The Panama canal is currently undergoing a $5
 billion expansion that will allow ships triple the size
 of current capacity to pass.
• Currently, these ships port on the West Coast or
 reach the East Coast via the Suez Canal.
• These ships will now have a more direct, cost
 efficient route to the Gulf Coast and the East Coast.
• The combination of a well developed rail and truck
 delivery network, coupled with the closer access to
 the majority of U.S. population (east of the MS
 River), makes port access to the U.S. via the Gulf
 Coast and East Coast attractive.
• In addition, lower labor costs, lower taxes and
 greater expansion capabilities, makes the Gulf and
 Southeast markets very attractive for business
 expansion.
• This route is expected to gain an increasing market
 share, creating jobs and spurring economic
 development for the Southeast and affected ports.
• Ports impacted include Houston, Tampa, Miami,
 Jacksonville, Savannah, Charleston, and Norfolk
• Many of these ports are already beginning upgrades
 and dredging projects to accommodate increased
 traffic.
Port cities likely
to benefit
Expansion of Panama Canal Expected
To Create Additional Long-Term
Employment Growth For The Southeast
Region Out-Performance Prospects

New Multifamily Supply Projections (REIS Data)
Market	Average Annual Supply (# of Units) 1999-2009	Projected Average Annual Supply (# of Units) 2010-2013	% Drop in Average Annual Supply
MAA Markets (*)	65,709	28,686	56%
Primary REIT Markets	89,591	48,261	46%
United States	131,614	76,129	42%
West Region	33,613	22,920	32%
Northeast Region	12,085	8,054	33%
Midwest Region	12,986	8,799	32%
* Represents over 75% of MAA’s portfolio
While delivery of new supply over the next few years is expected to drop significantly in almost every market across the country, MAA’s portfolio is particularly well positioned to see lower levels of new supply pressure.
MAA Positioned to Out-Perform

	Employment Growth *				Completions **
	2010	2011	2012	2013	2010	2011	2012	2013	Historical
Dallas/Ft. Worth	0.5%	2.7%	3.8%	4.0%	7,031	5,202	4,420	3,517	10,717
Houston	0.3%	2.5%	4.1%	4.0%	6,887	2,579	2,686	2,574	10,156
Austin	1.5%	2.5%	3.9%	4.4%	2,501	2,071	1,804	1,836	5,179
Atlanta	-2.1%	0.9%	3.8%	5.5%	2,214	1,512	2,202	2,829	7,391
Jacksonville	-2.1%	1.7%	3.4%	2.6%	792	711	484	974	1,322
Nashville	-0.3%	2.1%	3.2%	3.1%	1,245	406	856	1,019	1,073
Tampa	-2.4%	3.0%	4.3%	3.5%	1,387	828	1,028	1,135	3,358
Raleigh	0.6%	2.6%	3.9%	3.5%	2,225	1,114	1,283	1,153	3,198
Memphis	-0.9%	1.6%	3.2%	3.0%	132	487	208	171	977
Other MAA Markets	-0.5%	2.0%	3.7%	3.4%	11,327	7,507	10,802	11,288	22,338
National	-0.7%	1.6%	3.2%	2.9%	82,194	62,800	72,757	72,139	131,614
Sources: Economy.com* and REIS **
Employment growth out-performance, coupled with new supply delivery well below historical averages, positions the portfolio for strong revenue growth potential
MAA Positioned to Out-Perform

Technology platform supports efforts to both optimize revenue growth and better control expenses
Prospects/Resident Contact
Pricing & Fees Optimization
Resident Screening
Inventory Management
Billing & Collections
Sophisticated Operating Platform
• Pricing system
 – Supported strong occupancy while achieving optimal pricing in a weak leasing environment…will also support faster recovery in improving market
 – Enabled more comprehensive analysis of ‘market environment’ and leads to higher quality and faster decision making
 – Enabled more differentiation in ‘price points’ and thereby created more revenue opportunity without adding complexity for on-site staff
• Fee programs
 – Bulk-cable roll-out has been well received
 – New billing platform has supported opportunity to capture higher fees without compromising occupancy or turnover
 – “In house” utility reimbursement billing driven more cost efficiency
• Resident screening and collections
 – Creating more efficiencies with on-site staff time
 – More controlled lease application review without compromising timing
 – Quicker and more effective collection efforts
• Efficient prospect and resident contact
 – Web based traffic > 50% of total
 – On-line leasing driving more traffic and driving down cost per new lease
 – Electronic payment processing improving collections efforts on and on-site time
• Lower turn costs
 – Inventory management more efficient
 – “Make ready” process

Mid-America
Apartment Communities

	MAA	Sector

70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010Fcst
Debt/Gross Assets
Debt+Pref/Gross Assets

Fixed Charge Coverage	2.68	2.5
FFO Payout 2010	69%	77%*
Debt/Gross Assets	50%	56%
Sources: Sector data from Barclays Capital 1/29/10
*Sector Median impacted by stock dividends and
dividend reductions
Common
49%
Debt
46%
Preferred
5%
Strong Balance Sheet Position
 • Leverage and ratios at historically
 strong levels
 • Plenty of capacity - $100 MM unused
 • Only near-term maturity is $50 MM
 (bank line) for 2010 (Q1 planned
 close)
 • Agency loan maturities well laddered
 over 2011 - 2018

Grand Courtyards, Dallas, TX
Lanier Club, Atlanta, GA
External Growth Opportunities
 • Improving opportunities for
 attractive acquisitions
 – Distressed markets
 – Distressed lease-ups
 – Failed condo/condo conversions
 – Pending refinancing requirement
 • MAA has balance sheet capacity
 – Credit facilities in place at pre-crisis
 pricing
 – Lowest leverage since the IPO
 • Fund Management
 – Fund II: a new $250 MM (total
 investment) value-add fund
 – MAA share 33%
 – Focus on existing MAA foot-print
 – 7+ year-old assets, 6-year hold
 – First acquisition completed in July

Lighthouse Court, Jacksonville, FL
Georgetown Grove, Savannah, GA
External Growth Opportunities
 • Competitive advantage over other
 potential buyers; particularly in
 secondary markets
 • MAA’s acquisition team sources an
 average of 200-300 potential
 acquisition opportunities each year
 • Best opportunities at the moment
 with ‘less than stabilized’ properties
 • Evidence growing that newer, high
 quality and stabilized properties are
 trading in the low 6 cap range
 • Values likely to hold and increase
 – Cash flows set to improve in late
 2010 and grow meaningfully in
 2011+
 – Long-term demographics are
 compelling
 – Investor and capital interest in
 apartment real estate likely to
 increase

Village Oaks, Tampa, FL
Prescott, Atlanta, GA
	MAA	Sector
2010E P/FFO	13.1x	14.8x
2010E P/FAD	15.4x	17.2x
2010E FAD Payout Ratio	82%	90%
Fixed Charge Coverage	2.6x	2.4x
Dividend Yield	5.3%	5.3%
MAA is well positioned for coming
recovery cycle:
1. Region and Markets employment
 growth forecasted to out-perform sector
2. Limited new supply risks
3. Balance sheet strong; capacity and
 ability to capture meaningful level of
 new growth
4. Strong dividend and coverage ratios
Source: RBC Capital Markets
MAA Offers An Attractive Value

✓ MAA Is a Proven Platform
 • 16 Years as a Public Company
 • Top-Tier Performance for Shareholders
 • Full Cycle Performer
 • Top Apartment REIT Performer 2000 - 2009
✓ Opportunity to Invest Ahead of Recovery
 • Balance Sheet is Strong, With Capacity
 • Fund II New Growth Opportunities
 • Strong Deal Flow
✓ Young Portfolio with Growth Upside
 • Focused on Top Growth Markets 2010-2013
 • New Supply Threat is Limited
 • Strong Operating Platform
 • Well Positioned for a Recovering Economy
✓ Disciplined Capital Allocation Drives High
 Quality of Earnings
✓ Strong Coverage Ratios and Liquidity
✓ MAA’s Long-Term Earnings Outlook and
 Current Pricing Provides an Attractive
 Opportunity Within the Sector
Sky View Ranch, Phoenix, AZ
Stone Ranch, San Antonio, TX
Summary

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Watermark, Dallas, TX
Safe Harbor Disclosure